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                                                                    EXHIBIT 10.9


The State of Texas,         )
                            )  THIS AGREEMENT OF LEASE,
County of ________________  )

Made this 15th day of December, A.D. 1995, by and between STOVER STEEL STRUCTURES, INC., known herein as LESSOR, and TYSON FOOD, INC. 209 Range, Garland, Texas, known herein as LESSEE,

 (the terms "Lessor" and "Lessee" shall be construed in the singular or plural number according as they respectively represent one or more than one person).

     WITNESSETH, That the said Lessor does by these presents Lease and Demise unto the said Lessee the following described property, to-wit: Lying and being in the City of Garland and County of Dallas, State of Texas, and being located at 222A Range, Garland, Texas being east half of 90' x 75' building and 100' x 150' lot with common entrance driveway for the term of 12 months beginning the 1st day of January A.D. 1996, and ending the 31st day of December 1996, to be occupied as Storage and not otherwise, Lessee paying therefor the sum of Nine Thousand and no/100 Dollars, Payable in monthly installments of $750.00 in advance. The payment of $1,500.00 for the first and last month's credit on lease having been paid with the execution of this instrument, the receipt of which is hereby acknowledged by Lessor. A payment of $750.00 being due on 1st February and a like amount being due on the same date in each succeeding month during the remainder of the term of said lease, except the last month., upon the conditions and covenants following:

     1st. That the Lessee shall pay the rent at (See below) Texas, monthly in advance as aforesaid, as the same shall fall due.

     2nd. That the Lessee shall take good care of the property and its fixtures, and suffer no waste; and shall, at Lessee's own expense and cost, keep said premises (including plate glass) in good repair; keep the plumbing work, closets, pipes and fixtures belonging thereto in repair; and keep the water pipes and connections free from ice and other obstructions, to the satisfaction of the municipal and police authorities, during the term of this lease, and at the end or other expiration of the term shall deliver up the demised premises in good order and condition, natural deterioration and damage by fire and the elements only excepted; all alterations, additions and improvements, except trade fixtures, put in at the expense of Lessee shall be the property of the Lessor and shall remain upon and be surrendered with the premises as a part thereof at the termination of this lease. Lessee agrees to accept possession of the premises in their present condition and to allow for changes in such condition occurring by reasonable deterioration between the date hereof and the date Lessee occupies said premises; that no improvements or alterations shall be made in or to the hereby demised premises without the consent of the Lessor in writing.
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     That the Lessee shall pay the water tax imposed on the hereby leased premises as the same shall become due during the term of this lease.

     3rd. That the Lessee shall promptly execute and fulfill all the ordinances of the city corporation applicable to said premises and all orders and requirements imposed by the Board of Health, Sanitary and Police Departments, for the correction, prevention and abatement of nuisances in or upon or connected with said premises during the said term, at Lessee's expense.

     4th. That the Lessee shall not assign this agreement or underlet the premises, or any part thereof (except as may be mentioned herein) or make any alterations in the building (except as may be mentioned herein), without the consent of the Lessor in writing; or occupy or permit or suffer the same to be occupied for any business or purpose deemed extra hazardous on account of fire.

     5th. That Lessee shall, in case of fire, give immediate notice to the Lessor, who shall thereupon cause the damage to be repaired forthwith; but if the premises be by the Lessor deemed so damaged as to be unfit for occupancy, or if the Lessor shall decide to rebuild or remodel the said building, the lease shall cease, and the rent be paid to the time of the fire.

     6th. That in case of default in any of the covenants herein, Lessor may enforce the performance of this lease in any modes provided by law, and this lease may be forfeited at Lessor's discretion if such default continue for a period of ten days after Lessor notified said Lessee of such default and his intention to declare the lease forfeited, such notice to be sent by the Lessor by mail or otherwise to the demised premises; and thereupon (unless the Lessee shall have completely removed or cured said default) this lease shall cease and come to an end as if that were the day originally fixed herein for the expiration of the term hereof, and Lessor's agent or attorney shall have the right, without further notice or demand, to re-enter and remove all persons and Lessee's property therefrom without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or breach of covenant, or Lessor's agent or attorney may resume possession of the premises and re-let the same for the remainder of the term at the best rent said agent or attorney may obtain, for account of the Lessee, who shall make good any deficiency; and the Lessor shall have a lien as security for the rent aforesaid upon all the goods, wares, chattels, implements, fixtures, furniture, tools and other personal property which are or may be put on the demised premises.

     7th. That the Lessor shall not be liable to Lessee or to Lessee's employees, patrons, or visitors, for any damage to person or property, caused by the act or negligence of any other tenant of said demised premises, or due to the building on said premises or any appurtenances thereof being improperly constructed, or being or becoming out of repair, nor for any damage from the defects or want of repair of any part of the building of which the leased premises form a part, but the Lessee accepts such premises as suitable for the purposes for which same are leased and accepts the building and each and every

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appurtenance thereof, and waives defects therein and agrees to hold the Lessor harmless from all claims for any such damage.

     8th. That the Lessee shall not place any signs at, on, or about the premises except as and where first approved by the Lessor; and the Lessor shall have the right to remove any sign or signs in order to paint the building or premises or make any other repairs or alterations.

     9th. It is expressly understood that in the event that the Lessor herein shall not be the owner of the premises herein leased, and shall hold a lease of the property of which the demised premises are a part, then this sublease is and shall remain subject to all of the terms and conditions of such existing lease to the Lessor, so far as they shall be applicable to the premises herein leased.

     10th. In the event that the Lessee shall become bankrupt or shall make a voluntary assignment for the benefit of creditors, or in the event that a receiver of the Lessee shall be appointed, then, at the option of the Lessor and upon five (5) days' notice to the Lessee of the exercise of such option, this lease shall cease and come to an end.

     11th. It is agreed and understood that any holding over by the Lessee of the hereby leased premises after the expiration of this lease shall operate and be construed as a tenancy from month to month at a rental of $750.00.

     12th. Subject to lease escalation for taxes and insurance increases upon expiration of this lease 12-31-96.

     IN TESTIMONY WHEREOF, The parties to this agreement have hereunto set their hands in duplicate, the day and year above written.

                                       STOVER STEEL STRUCTURES, INC.


                                       By:/s/
                                          -------------------------------
                                                  Lessor


                                       TYSON FOOD, INC.


                                       By:/s/
                                          -------------------------------
                                                  Lessee

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MAIL MONTHLY RENTAL
CHECKS TO:    Stover Steel Structures
              c/o George H. Stover
              11124 Yorksprings
              Dallas, Texas  75218

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